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                                  Exhibit 10.16

                          APOLLO BIOPHARMACEUTICS, INC.

                                       AND

                        FIRST UNITED EQUITIES CORPORATION



                                  -----------



                                REPRESENTATIVE'S
                                WARRANT AGREEMENT




                           Dated as of March __, 1997
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     REPRESENTATIVE'S WARRANT AGREEMENT, dated as of March __, 1997 (this
"Agreement"), between APOLLO BIOPHARMACEUTICS, INC., a Delaware corporation (the "Company"), and FIRST UNITED EQUITIES CORPORATION (the "Representative").


                               W I T N E S E T H:

     WHEREAS, the Company proposes to issue to the Representative 120,000 warrants ("Representative's Warrants"), each Representative's Warrant entitling the registered holder thereof to purchase one share of common stock, $0.02 par value, of the Company ("Common Stock");

     WHEREAS, the Representative has agreed pursuant to the underwriting agreement (the "Underwriting Agreement"), dated March __, 1997, between the Representative and the Company to act as the representative of the Underwriters listed in the Underwriting Agreement (the "Underwriters") in connection with the Company's proposed public offering of 1,200,000 shares of Common Stock and 1,200,000 redeemable warrants ("Redeemable Warrants"), each to purchase one share of Common Stock;

     WHEREAS, the Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (No. 333-18769) (the "Registration Statement"), for the registration of the Common Stock and Redeemable Warrants to be sold as part of the Public Offering, the Common Stock issuable upon exercise of the Redeemable Warrants, the Representative's Warrants and the Common Stock issuable upon exercise of the Representative's Warrants under the Securities Act of 1933, as amended (the "Securities Act"). Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time such registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including without limitation those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph
(b) of Rule 430(A) under the Securities Act), is hereinafter called the "Registration Statement"; and

     WHEREAS, the Representative's Warrants to be issued pursuant to this Agreement will be issued on the Closing Date (as such term is defined in the Underwriting Agreement) by the Company to the Representative in consideration for, and as part of the Representative's compensation in connection with the Representative acting as the Representative pursuant to the Underwriting Agreement.

     NOW, THEREFORE, in consideration of the premises, the payment by the Representative to the Company of an aggregate of Ten Dollars ($10), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Grant. The Holder (as defined in Section 3.1 below) is hereby granted 120,000 Representative's Warrants, each Representative's Warrant entitling the Holder the right to purchase, at any time from March __, 1997 until 5:00 P.M., New York time, on March __, 2002


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(the "Exercise Period"), one share of Common Stock at an initial exercise price of $____ per share of Common Stock (subject to adjustment as provided in Section 8 hereof), subject to the terms and conditions of this Agreement. Except as expressly set forth herein, the shares of Common Stock issuable upon exercise of the Representative's Warrants are in all respects identical to the shares of Common Stock being purchased by the Underwriters for resale to the public pursuant to the terms and provisions of the Underwriting Agreement.

     2. Warrant Certificates. The warrant certificates evidencing the Representative's Warrants (the "Warrant Certificates") delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

     3. Exercise of Warrant.

     3.1 Method of Exercise. The Representative's Warrants initially are exercisable during the Exercise Period at an initial exercise price (subject to adjustment as provided in Section 8 hereof) per share of Common Stock set forth in Section 6 hereof, payable to the Company by certified or official bank check in New York Clearing House funds. Upon surrender during the Exercise Period of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock purchased, at the Company's principal offices in the United States (presently located at One Kendall Square, Building 200, Suite 2200, Cambridge, Massachusetts 02139) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable, at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the shares of Common Stock under any Warrant Certificate (whether pursuant to this Section 3.1 or Section 3.2 hereof), the Company shall cancel such Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

     3.2 Exercise by Surrender of Representative's Warrant. In addition to the method of payment set forth in Section 3.1 hereof and in lieu of any cash payment required thereunder, the Holder(s) of the Representative's Warrants shall have the right at any time and from time to time to exercise the Representative's Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1 hereof in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock as to which the Representative's Warrants are being exercised, multiplied by (y) a fraction, the numerator of which is the Market Price (as defined below) of the Common Stock less the Exercise Price therefor, and the denominator of which is such Market Price. Solely for the purposes of this paragraph, Market Price of each security shall be calculated either (i) on the date on which the form of election attached hereto is deemed to have been sent to the Company pursuant to Section 13 hereof (the "Notice Date") or (ii) as the average of the Market Prices for such security for each of the five trading days immediately preceding the Notice Date, whichever of (i) or (ii) is greater.


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     3.3 Definition of Market Price. As used herein with respect to the Common
Stock, the phrase "Market Price" at any date shall be deemed to be the last reported sale price of the Common Stock, or if no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by NASDAQ, or if such security is not listed or admitted to trading on any such securities exchange or quoted by NASDAQ, the average closing bid price as furnished by the National Quotation Bureau or a similar organization if NASDAQ is no longer reporting such information, or if such information is no longer being provided with respect to the Common Stock, then as determined in good faith by written resolution of the Board of Directors of the Company, based on the best information available to it.

     4. Issuance of Certificates. Upon the exercise of the Representative's Warrants, the issuance of certificates for shares of Common Stock or other securities, property or rights underlying such Representative's Warrants, shall be made forthwith (and in any event within three (3) business days thereafter) without charge to the Holder thereof including, without limitation, any tax that may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the shares of Common Stock (and other securities, property or rights issuable upon the exercise of the Representative's Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates and certificates representing the shares of Common Stock shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     5. Restriction On Transfer of Representative's Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Representative's Warrants are being acquired as an investment and not with a view to the distribution thereof; that the Representative's Warrants may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, for a period of one (1) year after the date hereof, except to (i) officers (who are also stockholders or employees) of the Representative; (ii) any successor firm or corporation of the Representative; or (iii) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution.


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     6. Exercise Price.

     6.1 Initial and Adjusted Exercise Prices. Except as otherwise provided in
Section 8 hereof, the initial exercise price of each Representative's Warrant shall be $_____ per share of Common Stock purchased thereunder. The adjusted exercise price of the Common Stock shall be the price that results from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

     6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

     7. Registration Rights.

     7.1 Registration Under the Securities Act of 1933.

     (a) The Representative's Warrants have been registered under the Securities Act. If the registration statement under which the shares of Common Stock underlying the Representative's Warrants and any of the other securities issued or issuable upon exercise of the Representative's Warrants (collectively, the "Warrant Securities") are registered ceases to be effective or the prospectus contained in such registration statement ceases to be current, then upon exercise, in part or in whole, the Warrant Securities shall bear the following legend:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Securities Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Securities Act, (ii) to the extent applicable, Rule 144 under the Securities Act (or any similar rule under such Securities Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Securities Act is available.

     (b) The Company shall use its best efforts to keep current the Registration Statement (or other appropriate form, including Form S-3) covering the Warrant Securities for so long as any Representative's Warrants shall remain outstanding. In furtherance of and without limiting the foregoing, the Company shall prepare and file with the Commission such post-effective amendment or amendments to the Registration Statement as may be necessary, in the opinion of counsel to the Representative or the Holders, so as to permit a public offering and sale of the Warrant Securities by the Representative and any other Holders of such securities and use its best efforts to cause such post-effective amendment or amendments to become effective on or prior to the time that the Representative's Warrants first become exercisable and shall prepare and file with the Commission such amendments and supplements to the Registration Statement, as so amended, and the prospectus used in connection therewith, as may be necessary to keep the Registration Statement, as so amended, effective and the prospectus contained therein current, and to comply with the provisions of the Securities Act with respect to the disposition of all Warrant Securities covered by such registration statement, for the period referred to in the immediately preceding sentence.


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     7.2 Piggyback Registration. Without limitation to Section 7.1(b) above, if at any time during the seven (7) year period following the date hereof the Company proposes to register any of its securities under the Securities Act (other than on Form S-4 or in connection with an employee benefit plan or similar plan registered on Form S-8 (or a similar special purpose form) or any dividend reinvestment plan), it will give written notice by registered mail, at least 30 days prior to the filing of each such registration statement, to the Representative and to all other Holders of Representative's Warrants and/or other Warrant Securities of its intention to do so. If the Representative or other Holders of Representative's Warrants and/or other Warrant Securities notify the Company within 15 days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford each of the Representative and such Holders of the Representative's Warrants and/or other Warrant Securities the opportunity to have any such Warrant Securities registered under such registration statement, subject to Section 7.2 of this Agreement.

     7.3 Demand Registration. Without limitation to Section 7.1(b) above:

     (a) At any time, the Holders of the Representative's Warrants and/or other Warrant Securities representing a "Majority" (as hereinafter defined) of such securities shall have the right (which right is in addition to the registration rights under Section 7.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Representative and Holders, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of their respective Warrant Securities for nine (9) consecutive months (or such shorter period which shall terminate when all of the Warrant Securities covered by such registration statement have been sold pursuant thereto) by such Holders and any other Holders of the Representative's Warrants and/or other Warrant Securities who notify the Company within 10 days after receiving notice from the Company of such request; provided, however, that, the Company shall not be obligated to file any such registration statement pursuant to this Section 7.3(a) so long as the Registration Statement (as it may hereafter be amended) remains effective and the prospectus contained therein remains current, provided such Registration Statement (as it may hereafter be amended) covers the public offering and sale of all of the Warrant Securities by the Representative and the other Holders, if any, of the Representative's Warrants and/or other Warrant Securities.

     (b) The Company covenants and agrees to give written notice of any registration request under this Section 7.3 by any Holder or Holders to all other registered Holders of Representative's Warrants and/or other Warrant Securities within 10 days from the date of the receipt of any such registration request.

     (c) In addition to the registration rights under Section 7.2 hereof and subsection (a) of this Section 7.3, at any time, any Holders of Representative's Warrants and/or other Warrant Securities representing a Majority of such securities shall have the right, exercisable by written request to the Company, to have the Company prepare and file, on one occasion, with the Commission a registration statement so as to permit a public offering and sale for nine (9) consecutive months (or such shorter period which shall terminate when all of the Warrant Securities covered by such registration statement have been sold pursuant thereto) by any such


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Holder of its Warrant Securities; provided, however, that the provisions of
Section 7.4(b) hereof shall not apply to any such registration request and registration and all costs incident thereto shall be at the expense of the Holder or Holders making such request.

     7.4 Covenants of the Company With Respect to Registration. In connection with any registration under Section 7.2 or 7.3 hereof, the Company covenants and agrees as follows:

     (a) The Company shall use its best efforts to file a registration statement within 45 days of receipt of any demand therefor in connection with any registration under Section 7.3, shall use its best efforts to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested.

     (b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 7.2 and 7.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses. The Holder(s) shall pay all costs, fees and expenses in connection with any registration statement filed pursuant to Section 7.3(c) hereof. If the Company shall fail to comply with its obligations under Section 7.4(a), the Holder(s) shall be entitled to seek equitable or other relief available to the Holder(s).

     (c) The Company shall take all necessary action that may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

     (d) The Company shall indemnify and hold harmless the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holder(s) within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever including, without limitation, the fees and expenses of legal counsel) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, but only to the same extent and with the same effect as the provisions contained in Section 7(a) of the Underwriting Agreement pursuant to which the Company has agreed to indemnify each of the Underwriters.

     (e) The Holder(s) of the Warrant Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company and its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever including, without


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limitation, the fees and expenses of legal counsel) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such Holders or their successors or assigns, specifically for inclusion in such registration statement, but only to the same extent and with the same effect as the provision pursuant to which the Underwriters have agreed to indemnify the Company contained in Section 7(b) of the Underwriting Agreement.

     (f) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Representative's Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

     (g) The Company shall not permit the inclusion of any securities other than the Warrant Securities to be included in any registration statement filed pursuant to Section 7.3 hereof or permit any other registration statement to be or remain effective during the effectiveness of the registration statement filed pursuant to Section 7.3 hereof without the prior written consent of the Holders of the Representative's Warrants and the other Warrant Securities representing a Majority of such securities.

     (h) The Company shall cause to be furnished to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (or if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

     (i) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

     (j) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriters, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to


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discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder or underwriter shall reasonably request.

     (k) With respect to a registration under Section 7.3 hereof, the Company shall enter into an underwriting agreement with the underwriters selected for such underwriting by the Holders of a Majority of the Warrant Securities requesting such registration, which may be the Representative. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms and conditions as are customarily contained in agreements of the type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

     (l) In addition to the Warrant Securities, upon the written request therefor by any Holder(s), the Company shall include in the registration statement any other securities of the Company held by such Holder(s) or issuable upon conversion or exercise or in exchange for securities held by such Holder(s) as of the date of filing of such registration statement.

     (m) For purposes of this Agreement, the term "Majority" or "66-2/3%" in reference to the Holders of Representative's Warrants and/or other Warrant Securities, shall mean in excess of 50%, in the former case, and 66-2/3%, in the latter case, of the shares of Common Stock issued or issuable upon exercise of all then outstanding Representative's Warrants and/or Warrant Securities (assuming the exercise of all of the Representative's Warrants) that (i) are not held by the Company, an affiliate, officer, creditor, employee, or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith, and (ii) have not been resold to the public.

     7.5 Underwriters. In connection with an underwritten offering pursuant to
Section 7.2, the Company shall (together with all Holders, directors, officers and other stockholders proposing to distribute their securities (the "Other Stockholders")) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Holders and reasonably acceptable to the Company. If the managing underwriter of such underwritten offering advises the Company, the Holders and the Other Stockholders in writing that the inclusion of the Warrant Securities would materially adversely effect the proposed offering, the number of securities that may be included in such a registration shall be allocated among all security holders who wish to include their securities in such registration in proportion, as nearly as practicable, to the respective amounts of securities which would otherwise be included in such registration held by such security holders at the time of the filing of the related registration statement.

     8. Adjustments to Exercise Price and Number of Securities.


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     8.1 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of a subdivision or increased in the case of a combination.

     8.2 Stock Dividends and Distributions. In case the Company shall pay a dividend in, or make a distribution of, shares of Common Stock or of the Company's capital stock convertible into shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased. An adjustment made pursuant to this Section 8.2 shall be made as of the record date for the subject stock dividend or distribution.

     8.3 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price per shares of Common Stock purchasable hereunder pursuant to the provisions of this Section 8, the respective numbers of shares of Common Stock issuable upon the exercise of each Representative's Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price per share of Common Stock purchasable hereunder in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of the Representative's Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price per share of Common Stock purchasable hereunder.

     8.4 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares of Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

     8.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger that does not result in any reclassification or change of the outstanding share of Common Stock), the corporation formed by such consolidation or surviving such merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Representative's Warrant outstanding immediately prior to the effective time of such consolidation or merger shall have the right thereafter (until the expiration of such Representative's Warrant) to receive, upon exercise of such Representative's Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a Holder of the number of shares of Common Stock of the Company for which such Representative's Warrant might have been exercised immediately prior to such consolidation or merger. Such supplemental warrant agreement shall provide for adjustments that shall be identical to the adjustments provided in
Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

     9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate or Warrant Certificates of like tenor and date representing in the aggregate the right to purchase the same number of

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shares of Common Stock in such denominations as shall be designated by the
Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Representative's Warrants, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Representative's Warrants, but instead shall pay cash in lieu of fractional interests, based on the market value of a share of Common Stock.

     11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Representative's Warrants, such number of shares of Common Stock or other securities, property or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Representative's Warrants in the manner provided herein and therein and payment of the Exercise Price herein and/or the exercise price therein, as the case may be, all shares of Common Stock and other securities issuable upon the exercise of the Representative's Warrants shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder or other person or entity. As long as the Representative's Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Representative's Warrants to be listed (subject to official notice of issuance) on all securities exchanges and/or quoted in such inter-dealer quotation systems on which the Common Stock issued to the public in connection with the Public Offering may then be listed and/or quoted.

     12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Representative's Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of earned surplus, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least 15 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding-up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding-up or sale.

     13. Notices.

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to the registered Holder of Representative's Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

     14. Supplements and Amendments. The Company and the Representative may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates (other than the Representative) in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Representative may deem necessary or desirable and that the Company and the Representative deem shall not adversely affect the interests of the Holders of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect (including, without limitation, any decrease in the number or any change in the nature of the securities purchasable upon the exercise of any Representative's Warrant, or any increase in the Exercise Price therefor, other than such changes as are prescribed in this Agreement as originally executed) except with the consent in writing of the registered Holders representing no less than 66- 2/3% of the Warrant Securities (as defined in Section 7.4(m) hereof).

     15. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

     16. Termination. This Agreement shall terminate at 5:00 p.m. New York time on the close of business on March __, 2002. Notwithstanding the foregoing, the indemnification provisions of Section 7 hereof shall survive such termination until the close of business on March __, 2007.

     17. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

     The Company and the Representative hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Eastern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Representative hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum.

     Any such process or summons to be served upon the Company or the Representative (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and the Representative agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

     18. Entire Agreement; Modification. This Agreement (including the Underwriting Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except as provided in
Section 15 hereof.

     19. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement. The parties agree, however, that in the event any provision of this Agreement shall be declared invalid or unenforceable, the parties shall negotiate a new provision achieving to the extent possible the purpose of the invalid provision.

     20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Representative and any other registered Holder(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement.

     22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    APOLLO BIOPHARMACEUTICS, INC.


                                    By:______________________________
                                       Name:
                                       Title:


                                    FIRST UNITED EQUITIES CORPORATION


                                    By:______________________________
                                       Name:
                                       Title:


[SEAL]

Attest:


______________________________
Secretary

                              EX-A
                              Form of Warrant Certificate

                                                                     EXHIBIT A


                          [FORM OF WARRANT CERTIFICATE]

No. W_____                                      VOID AFTER MARCH __, 2002
                                                 ______________ WARRANTS


                             WARRANT CERTIFICATE TO
                              PURCHASE COMMON STOCK


                           ___________________________

                                                                  CUSIP____

THIS CERTIFIES THAT, FOR VALUE RECEIVED

or registered assigns (the "Registered Holder") is the owner of the number of Warrants (the "Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $0.02 par value, of Apollo BioPharmaceutics, Inc., a Delaware corporation (the "Company"), at any time from March __, 1997 [the date of the Prospectus] (the "Initial Warrant Exercise Date"), and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Exercise Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer and Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $_____, [130% of the initial public offering price of the Common Stock] subject to adjustment (the "Exercise Price"), in lawful money of the United States of America in cash or by certified or bank check made payable to the Company.

               This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Representative's Warrant Agreement (the "Warrant Agreement"), dated March __, 1997 [date of the Prospectus], by and between the Company and First United Equities Corporation. This Warrant Certificate is being issued upon exercise of certain Representative's Warrants issued by the Company and dated as of March __, 1997.

               In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

               Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

               The term "Expiration Date" shall mean 5:00 p.m. (New York time) on March ___, 2002 [the date which is the fifth anniversary of the Initial Warrant Exercise Date]. If such date shall in the City of New York be a Saturday or Sunday or a day on which banks are authorized or required to close (a "Business Day"), then the Expiration Date shall mean 5:00 p.m. (New York time) the next following Business Day.

               The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to such securities is effective or unless, in the opinion of counsel to the Company, an exemption thereunder is available. The Company has covenanted and agreed that if any securities to be reserved for the purpose of exercise of the Warrants represented hereby require registration with, or approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will file a registration statement under the federal securities laws or a post-effective amendment, use its best efforts to cause the same to become or remain effective and to keep such registration statement current while any of the Warrants are outstanding and deliver a prospectus that complies with Section 10(a)(3) of the Securities Act to the Registered Holder exercising this Warrant. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

               This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon the presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

               Prior to the exercise of any Warrant represented hereby, the Registered Holder, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

               Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed at the option of the Company, at a redemption price of $0.25 per Warrant, at any time commencing after the Initial Warrant Exercise Date, provided that (i) the average closing bid price for the Company's Common Stock in the over-the-counter market as reported by the

National Association of Securities Dealers Automated Quotation System, or (ii) the closing sale price on the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange, shall have for 20 consecutive days on which such market is open for trading ending within ten days prior to the Notice of Redemption, as defined below, equaled or exceeded $_______ [200% of the initial public offering price of Common Stock] per share (subject to adjustment in the event of any stock splits or other similar events); provided, further that so long as this Warrant is held by the Representative or an affiliate of the Representative, the Company may not redeem this Warrant. Notice of redemption (the "Notice of Redemption") shall be given by the Company not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no right with respect to this Warrant except to receive the $0.25 per Warrant upon surrender on this Certificate.

               Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

               This Warrant Certificate may not be transferred for a period of one year from the Initial Warrant Exercise Date, except to officers of the Representative or to members of the Representative's selling group in the Public Offering.

               This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

               IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

                  Dated __________, 19__.

          SEAL                      APOLLO BIOPHARMACEUTICS, INC.



                                    By: _________________________________
                                    Name:
                                    Title:

                                    By: _________________________________
                                    Name:
                                    Title:


COUNTERSIGNED:

AMERICAN STOCK TRANSFER AND TRUST COMPANY, as Warrant Agent

By:______________________________
        Authorized Officer

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____________________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of APOLLO BIOPHARMACEUTICS, INC. (the "Company") in the amount of $________________, all in accordance with the terms of Section 3.1 of the Representative's Warrant Agreement dated as of March __, 1997 between the Company and FIRST UNITED EQUITIES CORPORATION. The undersigned requests that a certificate or certificates for such securities be registered in the name of ____________________ whose address is ____________ and whose social security or taxpayer identification number is ____________________________________________
and that such certificate or certificates be delivered to ________________________ whose address is _______________________.


Dated:                       Signature _________________________
                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                             ___________________________________________________
                             (Insert Social Security or Other Identifying Number of Holder)

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____________________ shares of Common Stock in accordance with the terms of Section 3.2 of the Representative's Warrant Agreement dated as of March __, 1997 between APOLLO BIOPHARMACEUTICS, INC. and FIRST UNITED EQUITIES CORPORATION. The undersigned requests that a certificate or certificates for such securities be registered in the name of________________________ whose address is
_________________________________ and whose social security or taxpayer identification number is __________________________, and that such certificate or certificates be delivered to ________________________, whose address is
____________________________.


Dated:                       Signature _________________________________
                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                             ___________________________________________________
                            (Insert Social Security or Other Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

       (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)


          FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto
_____________________________________________________________

                  (Please print name and address of transferee)


______________________________ Representative's Warrants represented by this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:                       Signature _________________________________
                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                             __________________________________________
                             (Insert Social Security or Other Identifying Number of Assignee)